Exhibit 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q3'22	Q2'22	Q1'22	Q4'21	Q3'21	YOY % change	YTD'22	YTD'21	YOY % change
Non-interest revenues
Discount revenue	$7,848	$7,873	$6,835	$7,149	$6,369	23	$22,556	$17,414	30
Net card fees	1,541	1,481	1,423	1,344	1,312	17	4,445	3,851	15
Service fees and other revenue	1,169	1,265	906	1,134	839	39	3,340	2,182	53
Processed revenue	420	416	372	410	414	1	1,208	1,146	5
Total non-interest revenues	10,978	11,035	9,536	10,037	8,934	23	31,549	24,593	28
Interest income
Interest on loans	3,164	2,707	2,473	2,356	2,256	40	8,344	6,494	28
Interest and dividends on investment securities	27	22	13	17	18	50	62	66	(6)
Deposits with banks and other	183	70	34	27	27	#	287	73	#
Total interest income	3,374	2,799	2,520	2,400	2,301	47	8,693	6,633	31
Interest expense
Deposits	440	187	122	102	109	#	749	356	#
Long-term debt and other	356	252	199	190	198	80	807	635	27
Total interest expense	796	439	321	292	307	#	1,556	991	57
Net interest income	2,578	2,360	2,199	2,108	1,994	29	7,137	5,642	26
Total revenues net of interest expense	13,556	13,395	11,735	12,145	10,928	24	38,686	30,235	28
Provisions for credit losses
Card Member receivables	165	138	80	74	(12)	#	383	(147)	#
Card Member loans	596	272	(111)	(9)	(177)	#	757	(1,146)	#
Other	17	—	(2)	(12)	(2)	#	15	(179)	#
Total provisions for credit losses	778	410	(33)	53	(191)	#	1,155	(1,472)	#
Total revenues net of interest expense after provisions for credit losses	12,778	12,985	11,768	12,092	11,119	15	37,531	31,707	18

Expenses
Card Member rewards	3,571	3,591	3,111	3,032	3,020	18	10,273	7,975	29
Business development	1,194	1,404	1,043	1,128	943	27	3,641	2,634	38
Card Member services	774	678	626	665	579	34	2,078	1,328	56
Marketing	1,458	1,502	1,224	1,585	1,412	3	4,184	3,706	13
Salaries and employee benefits	1,748	1,816	1,654	1,654	1,497	17	5,218	4,586	14
Professional services	500	501	472	607	490	2	1,473	1,351	9
Data processing and equipment	651	623	600	659	613	6	1,874	1,772	6
Other, net	423	327	326	456	115	#	1,076	(28)	#
Total expenses	10,319	10,442	9,056	9,786	8,669	19	29,817	23,324	28
Pretax income	2,459	2,543	2,712	2,306	2,450	—	7,714	8,383	(8)
Income tax provision	580	579	613	587	624	(7)	1,772	2,042	(13)
Net income	$1,879	$1,964	$2,099	$1,719	$1,826	3	$5,942	$6,341	(6)
Net income attributable to common shareholders (A)	$1,851	$1,934	$2,069	$1,679	$1,783	4	$5,854	$6,238	(6)
Effective tax rate	23.6%	22.8%	22.6%	25.5%	25.5%		23.0%	24.4%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$2.47	$2.57	$2.73	$2.19	$2.27	9	$7.78	$7.84	(1)
Average common shares outstanding	748	752	757	768	786	(5)	752	796	(6)
Diluted
Net income attributable to common shareholders	$2.47	$2.57	$2.73	$2.18	$2.27	9	$7.77	$7.82	(1)
Average common shares outstanding	749	753	758	769	787	(5)	753	797	(6)
Cash dividends declared per common share	$0.52	$0.52	$0.52	$0.43	$0.43	21	$1.56	$1.29	21
# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q3'22	Q2'22	Q1'22	Q4'21	Q3'21	YOY % change
Assets
Cash & cash equivalents	$31	$26	$28	$22	$28	11
Card Member receivables, less reserves	55	56	53	54	49	12
Card Member loans, less reserves	96	92	86	85	74	30
Investment securities	5	4	4	3	10	(50)
Other (B)	28	27	25	25	23	22
Total assets	$215	$205	$196	$189	$184	17

Liabilities and Shareholders' Equity
Customer deposits	$103	$96	$91	$84	$84	23
Short-term borrowings	2	2	2	2	2	—
Long-term debt	42	40	38	39	34	24
Other (B)	44	44	43	42	40	10
Total liabilities	191	182	174	167	160	19

Shareholders' Equity	24	23	22	22	24	—
Total liabilities and shareholders' equity	$215	$205	$196	$189	$184	17

Return on average equity (C)	31.9%	34.4%	37.7%	33.7%	29.2%
Return on average common equity (C)	33.6%	36.5%	40.0%	35.8%	31.0%
Book value per common share (dollars)	$29.92	$28.82	$27.56	$27.05	$28.39	5

See Appendix IV for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q3'22	Q2'22	Q1'22	Q4'21	Q3'21
Shares Outstanding (in millions)
Beginning of period	751	755	761	778	798
Repurchase of common shares	(4)	(4)	(8)	(17)	(20)
Net impact of employee benefit plans and others	—	—	2	—	—
End of period	747	751	755	761	778

Risk-Based Capital Ratios - Basel III ($ in billions)
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.6%	10.3%	10.4%	10.5%	12.6%
Tier 1	11.5%	11.2%	11.4%	11.5%	14.2%
Total	13.3%	13.0%	12.8%	12.9%	15.7%

Common Equity Tier 1	$19.3	$18.5	$17.6	$17.6	$19.1
Tier 1 Capital	$20.9	$20.2	$19.3	$19.2	$21.4
Tier 2 Capital	$3.2	$3.2	$2.4	$2.3	$2.2
Total Capital	$24.1	$23.4	$21.6	$21.5	$23.7
RWA	$181.7	$179.2	$169.4	$166.5	$150.7
Tier 1 Leverage	10.1%	10.3%	10.4%	10.5%	11.8%
Average Total Assets to calculate the Tier 1 Leverage Ratio (D)	$207.6	$195.8	$185.3	$183.5	$182.1

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q3'22	Q2'22	Q1'22	Q4'21	Q3'21	YOY % change	YTD'22	YTD'21	YOY % change
Network volumes (E)	$394.4	$394.8	$350.3	$368.1	$330.7	19	$1,139.5	$916.1	24
Billed business (E)	$339.0	$340.9	$301.0	$316.2	$280.4	21	$980.9	$773.6	27
Processed volumes (E)	$55.4	$53.9	$49.3	$51.9	$50.3	10	$158.6	$142.5	11

Card Member loans	$99.0	$95.4	$88.8	$88.6	$77.0	29	$99.0	$77.0	29

Cards-in-force (millions) (F)	131.4	127.5	124.6	121.7	119.2	10	131.4	119.2	10
Proprietary cards-in-force	75.6	74.2	72.8	71.4	70.6	7	75.6	70.6	7

Basic cards-in-force (millions) (F)	109.9	106.1	103.3	100.7	98.3	12	109.9	98.3	12
Proprietary basic cards-in-force	58.2	56.9	55.8	54.7	54.0	8	58.2	54.0	8

Average proprietary basic Card Member spending (dollars)	$5,886	$6,052	$5,452	$5,822	$5,231	13	$17,399	$14,555	20

Average discount rate (G)	2.36%	2.35%	2.32%	2.30%	2.32%		2.34%	2.30%
Average fee per card (dollars) (H)	$82	$81	$79	$76	$75	9	$81	$74	9

See Appendix IV for footnote references

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (I)					Reported	FX-Adjusted (I)
	Q3'22	Q2'22	Q1'22	Q4'21	Q3'21	Q3'22	Q2'22	Q1'22	Q4'21	Q3'21	YTD'22	YTD'22
Network volumes (E)	19%	25%	30%	29%	29%	23%	28%	32%	30%	29%	24%	28%
Billed business (E)	21	27	34	32	31	24	30	35	33	31	27	29
U.S. Consumer Services	22	27	38	37	37	n/a	n/a	n/a	n/a	n/a	28	n/a
Commercial Services	20	27	31	30	28	20	27	31	30	28	26	26
International Card Services	21	29	33	28	27	37	43	40	32	25	27	40
Processed volumes (E)	10	12	12	13	20	19	19	15	15	18	11	18

Merchant Industry Metrics
Goods & Services (G&S)-related (74% of Q3'22 worldwide billed business)	13	15	19	19	18	16	18	21	19	18	16	18
T&E-related (26% of Q3'22 worldwide billed business)	52	80	119	130	126	57	84	121	132	124	77	81
Airline-related (6% of Q3'22 worldwide billed business)	110	142	241	271	429	118	148	246	274	426	149	155

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q3'22	Q2'22	Q1'22	Q4'21	Q3'21	YOY % change	YTD'22	YTD'21	YOY % change
Worldwide Card Member loans
Card Member loans	$99.0	$95.4	$88.8	$88.6	$77.0	29	$99.0	$77.0	29
Credit loss reserves (millions)
Beginning balance	$2,997	$2,981	$3,305	$3,489	$3,835	(22)	$3,305	$5,344	(38)
Provisions - principal, interest and fees	596	272	(111)	(9)	(177)	#	757	(1,146)	#
Net write-offs - principal less recoveries	(203)	(192)	(165)	(128)	(118)	72	(560)	(544)	3
Net write-offs - interest and fees less recoveries	(56)	(55)	(50)	(43)	(43)	30	(161)	(164)	(2)
Other (J)	(15)	(9)	2	(4)	(8)	88	(22)	(1)	#
Ending balance	$3,319	$2,997	$2,981	$3,305	$3,489	(5)	$3,319	$3,489	(5)
% of loans	3.4%	3.1%	3.4%	3.7%	4.5%		3.4%	4.5%
% of past due	393%	441%	455%	555%	666%		393%	666%
Average loans	$97.7	$92.4	$86.8	$82.9	$76.4	28	$92.3	$73.4	26
Net write-off rate (principal, interest and fees) (K)	1.1%	1.1%	1.0%	0.8%	0.8%		1.0%	1.3%
Net write-off rate (principal only) (K)	0.8%	0.8%	0.8%	0.6%	0.6%		0.8%	1.0%
30+ days past due as a % of total	0.9%	0.7%	0.7%	0.7%	0.7%		0.9%	0.7%

Net interest income divided by average Card Member loans (L)	10.5%	10.2%	10.1%	10.2%	10.4%		10.3%	10.2%
Net interest yield on average Card Member loans (L)	10.8%	10.4%	10.5%	10.3%	10.8%		10.6%	10.9%

Worldwide Card Member receivables
Card Member receivables	$55.3	$56.0	$53.2	$53.6	$48.8	13	$55.3	$48.8	13
Credit loss reserves (millions)
Beginning balance	$119	$76	$64	$30	$73	63	$64	$267	(76)
Provisions - principal and fees	165	138	80	74	(12)	#	383	(147)	#
Net write-offs - principal and fees less recoveries	(122)	(95)	(67)	(40)	(32)	#	(284)	(89)	#
Other (J)	(3)	—	(1)	—	1	#	(4)	(1)	#
Ending balance	$159	$119	$76	$64	$30	#	$159	$30	#
% of receivables	0.3%	0.2%	0.1%	0.1%	0.1%		0.3%	0.1%
Net write-off rate (principal and fees) (K)	0.9%	0.7%	0.5%	0.3%	0.3%		0.7%	0.3%
Net write-off rate, excluding Corporate receivables (principal only) (K)(M)	1.0%	0.8%	0.6%	0.3%	0.2%		0.8%	0.3%
30+ days past due as a % of total, excluding Corporate receivables (M)	1.1%	0.8%	0.8%	0.6%	0.5%		1.1%	0.5%

Other loans (B)
Total other loans	$4.8	$4.0	$3.3	$2.9	$2.4	#	$4.8	$2.4	#
Credit loss reserves (millions)
Beginning balance	$38	$48	$52	$66	$72	(47)	$52	$238	(78)
Provisions	14	(6)	(2)	(12)	(5)	#	6	(152)	#
Net write-offs	(6)	(4)	(2)	(2)	—	—	(12)	(19)	(37)
Other (J)	—	—	—	—	(1)	#	—	(1)	#
Ending balance	$46	$38	$48	$52	$66	(30)	$46	$66	$(30)
% of other loans	1.0%	1.0%	1.5%	1.8%	2.8%		1.0%	2.8%

Other receivables (B)
Total other receivables	$3.0	$3.0	$2.7	$2.7	$2.7	11	$3.0	$2.7	11
Credit loss reserves (millions)
Beginning balance	$23	$22	$25	$33	$39	(41)	$25	$85	(71)
Provisions	3	6	—	—	3	—	9	(27)	#
Net write-offs	(4)	(6)	(3)	(8)	(9)	(56)	(13)	(25)	(48)
Other (J)	—	1	—	—	—	—	1	—	—
Ending balance	$22	$23	$22	$25	$33	(33)	$22	$33	(33)
% of other receivables	0.7%	0.8%	0.8%	0.9%	1.2%		0.7%	1.2%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	U.S. Consumer Services (USCS)	Commercial Services (CS)	International Card Services (ICS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q3'22
Non-interest revenues	$4,233	$3,145	$2,066	$1,562	$(28)	$10,978
Interest income	2,251	552	364	6	201	3,374
Interest expense	274	201	178	(97)	240	796
Total revenues net of interest expense	6,210	3,496	2,252	1,665	(67)	13,556
Total provisions for credit losses	403	196	176	3	—	778
Total revenues net of interest expense after provisions for credit losses	5,807	3,300	2,076	1,662	(67)	12,778
Total expenses	4,498	2,526	1,910	870	515	10,319
Pretax income (loss)	1,309	774	166	792	(582)	2,459
Q3'21
Non-interest revenues	$3,372	$2,558	$1,732	$1,294	$(22)	$8,934
Interest income	1,613	365	278	4	41	2,301
Interest expense	89	81	114	(24)	47	307
Total revenues net of interest expense	4,896	2,842	1,896	1,322	(28)	10,928
Total provisions for credit losses	(119)	(67)	(6)	—	1	(191)
Total revenues net of interest expense after provisions for credit losses	5,015	2,909	1,902	1,322	(29)	11,119
Total expenses	3,764	2,210	1,633	809	253	8,669
Pretax income (loss)	1,251	699	269	513	(282)	2,450
YOY % change
Non-interest revenues	26	23	19	21	27	23
Interest income	40	51	31	50	#	47
Interest expense	#	#	56	#	#	#
Total revenues net of interest expense	27	23	19	26	#	24
Total provisions for credit losses	#	#	#	—	#	#
Total revenues net of interest expense after provisions for credit losses	16	13	9	26	#	15
Total expenses	20	14	17	8	#	19
Pretax income (loss)	5	11	(38)	54	#	—

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'22	Q2'22	Q1'22	Q4'21	Q3'21	YOY % change	YTD'22	YTD'21	YOY % change
Non-interest revenues	$4,233	$4,154	$3,637	$3,698	$3,372	26	$12,024	$9,291	29
Interest income	2,251	1,893	1,736	1,681	1,613	40	5,880	4,647	27
Interest expense	274	136	103	85	89	#	513	310	65
Net interest income	1,977	1,757	1,633	1,596	1,524	30	5,367	4,337	24
Total revenues net of interest expense	6,210	5,911	5,270	5,294	4,896	27	17,391	13,628	28
Total provisions for credit losses	403	192	(116)	(9)	(119)	#	479	(910)	#
Total revenues net of interest expense after provisions for credit losses	5,807	5,719	5,386	5,303	5,015	16	16,912	14,538	16
Total expenses	4,498	4,446	3,854	4,022	3,764	20	12,798	9,861	30
Pretax segment income	$1,309	$1,273	$1,532	$1,281	$1,251	5	$4,114	$4,677	(12)

(Billions, except percentages and where indicated)
Billed business (E)	$140.3	$141.1	$122.7	$129.5	$114.9	22	$404.1	$314.7	28
Proprietary cards-in-force (millions) (F)	41.2	40.3	39.8	39.0	38.7	6	41.2	38.7	6
Proprietary basic cards-in-force (millions) (F)	28.9	28.3	27.9	27.3	27.2	6	28.9	27.2	6
Average proprietary basic Card Member spending (dollars)	$4,908	$5,028	$4,444	$4,755	$4,255	15	$14,387	$11,731	23

Segment assets	$84.8	$82.4	$76.7	$76.5	$68.4	24	$84.8	$68.4	24

Card Member loans
Total loans	$66.3	$63.7	$59.1	$59.8	$52.6	26	$66.3	$52.6	26
Average loans	$65.3	$61.6	$58.1	$56.1	$52.3	25	$61.7	$50.5	22
Net write-off rate (principal, interest and fees) (K)	1.1%	1.1%	1.0%	0.8%	0.8%		1.1%	1.2%
Net write-off rate (principal only) (K)	0.8%	0.8%	0.8%	0.6%	0.5%		0.8%	0.9%
30+ days past due as a % of total	0.9%	0.7%	0.8%	0.7%	0.7%		0.9%	0.7%

Net interest income divided by average Card Member loans (L)	12.0%	11.4%	11.2%	11.4%	11.7%		11.6%	11.5%
Net interest yield on average Card Member loans (L)	11.9%	11.3%	11.3%	11.2%	11.6%		11.5%	11.7%

Card Member receivables
Total receivables	$13.2	$13.8	$13.4	$14.7	$12.6	5	$13.2	$12.6	5
Net write-off rate (principal and fees) (K)	0.6%	0.5%	0.3%	0.2%	0.1%		0.5%	—%
Net write-off rate (principal only) (K)	0.6%	0.5%	0.2%	0.2%	—%		0.4%	—%
30+ days past due as a % of total	0.9%	0.6%	0.6%	0.4%	0.4%		0.9%	0.4%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)
	Q3'22	Q2'22	Q1'22	Q4'21	Q3'21	YOY % change	YTD'22	YTD'21	YOY % change
Non-interest revenues	$3,145	$3,122	$2,719	$2,780	$2,558	23	$8,986	$7,053	27
Interest income	552	468	415	388	365	51	1,435	1,020	41
Interest expense	201	121	87	77	81	#	409	253	62
Net interest income	351	347	328	311	284	24	1,026	767	34
Total revenues net of interest expense	3,496	3,469	3,047	3,091	2,842	23	10,012	7,820	28
Total provisions for credit losses	196	97	1	9	(67)	#	294	(429)	#
Total revenues net of interest expense after provisions for credit losses	3,300	3,372	3,046	3,082	2,909	13	9,718	8,249	18
Total expenses	2,526	2,594	2,265	2,365	2,210	14	7,385	6,030	22
Pretax segment income (loss)	$774	$778	$781	$717	$699	11	$2,333	$2,219	5

(Billions, except percentages and where indicated)
Billed business (E)	$127.6	$127.9	$113.5	$117.9	$106.1	20	$369.0	$293.7	26
Proprietary cards-in-force (millions) (F)	14.6	14.2	13.8	13.4	13.1	11	14.6	13.1	11
Average proprietary basic Card Member spending (dollars)	$8,848	$9,146	$8,371	$8,911	$8,212	8	$26,377	$23,099	14

Segment assets	$51.3	$49.4	$46.6	$44.5	$40.5	27	$51.3	$40.5	27

Card Member loans
Total loans	$20.7	$19.4	$18.1	$17.0	$14.9	39	$20.7	$14.9	39
Average loans	$20.1	$18.8	$17.2	$15.9	$14.7	37	$18.7	$13.8	36
Net write-off rate (principal, interest and fees) (K)	0.8%	0.8%	0.7%	0.6%	0.5%		0.8%	0.8%
Net write-off rate (principal only) (K)	0.7%	0.6%	0.6%	0.5%	0.4%		0.6%	0.7%
30+ days past due as a % of total	0.7%	0.6%	0.6%	0.5%	0.5%		0.7%	0.5%

Net interest income divided by average Card Member loans (L)	6.9%	7.4%	7.8%	7.8%	7.7%		7.4%	7.4%
Net interest yield on average Card Member loans (L)	8.9%	8.8%	8.9%	8.8%	8.9%		8.9%	8.7%

Card Member receivables
Total receivables	$27.6	$27.1	$25.7	$24.6	$23.0	20	$27.6	$23.0	20
Net write-off rate (principal and fees) (K)	0.7%	0.6%	0.5%	0.2%	0.1%		0.6%	0.2%
Net write-off rate (principal only) - small business (K) (M)	0.9%	0.7%	0.6%	0.2%	0.1%		0.7%	0.1%
30+ days past due as a % of total - small business	1.4%	0.9%	0.9%	0.8%	0.6%		1.4%	0.6%
90+ days past billing as a % of total - corporate (M)	0.6%	0.4%	0.3%	0.3%	0.3%		0.6%	0.3%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

International Card Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'22	Q2'22	Q1'22	Q4'21	Q3'21	YOY % change	YTD'22	YTD'21	YOY % change
Non-interest revenues	$2,066	$2,140	$1,859	$1,947	$1,732	19	$6,065	$4,814	26
Interest income	364	347	324	289	278	31	1,035	827	25
Interest expense	178	144	123	133	114	56	445	309	44
Net interest income	186	203	201	156	164	13	590	518	14
Total revenues net of interest expense	2,252	2,343	2,060	2,103	1,896	19	6,655	5,332	25
Total provisions for credit losses	176	116	82	53	(6)	#	374	(96)	#
Total revenues net of interest expense after provisions for credit losses	2,076	2,227	1,978	2,050	1,902	9	6,281	5,428	16
Total expenses	1,910	2,044	1,734	2,010	1,633	17	5,688	4,539	25
Pretax segment income	$166	$183	$244	$40	$269	(38)	$593	$889	(33)

(Billions, except percentages and where indicated)
Billed business (E)	$70.2	$71.0	$63.3	$67.6	$58.2	21	$204.5	$160.6	27
Proprietary cards-in-force (millions) (F)	19.8	19.6	19.3	19.0	18.8	5	19.8	18.8	5
Proprietary basic cards-in-force (millions) (F)	14.7	14.4	14.2	13.9	13.8	7	14.7	13.8	7
Average proprietary basic Card Member spending (dollars)	$4,824	$4,967	$4,505	$4,880	$4,258	13	$14,300	$11,801	21

Segment assets	$32.9	$33.7	$31.7	$32.6	$29.7	11	$32.9	$29.7	11

Card Member loans - consumer and small business
Total loans	$12.0	$12.3	$11.5	$11.6	$9.5	26	$12.0	$9.5	26
Average loans	$12.3	$12.0	$11.4	$10.8	$9.4	31	$11.9	$9.0	32
Net write-off rate (principal, interest and fees) (K)	1.4%	1.3%	1.2%	1.1%	1.7%		1.3%	2.5%
Net write-off rate (principal only) (K)	1.2%	1.1%	1.0%	0.8%	1.3%		1.1%	1.9%
30+ days past due as a % of total	1.0%	0.9%	0.9%	0.8%	1.0%		1.0%	1.0%

Net interest income divided by average Card Member loans (L)	6.0%	6.7%	7.1%	5.7%	6.9%		6.6%	7.6%
Net interest yield on average Card Member loans (L)	8.0%	8.6%	8.9%	7.7%	9.1%		8.5%	9.8%

Card Member receivables
Total receivables	$14.5	$15.1	$14.0	$14.3	$13.2	10	$14.5	$13.2	10
Net write-off rate (principal and fees) (K)	1.4%	1.1%	0.9%	0.5%	0.7%		1.1%	0.6%
Net write-off rate (principal only) - consumer and small business (K) (M)	1.6%	1.2%	0.9%	0.6%	0.7%		1.3%	0.9%
30+ days past due as a % of total - consumer and small business	1.2%	1.0%	0.9%	0.7%	0.6%		1.2%	0.6%
90+ days past billing as a % of total - corporate (M)	0.5%	0.5%	0.4%	0.3%	0.3%		0.5%	0.3%
# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'22	Q2'22	Q1'22	Q4'21	Q3'21	YOY % change	YTD'22	YTD'21	YOY % change
Non-interest revenues	$1,562	$1,568	$1,372	$1,432	$1,294	21	$4,502	$3,589	25
Interest income	6	5	2	4	4	50	13	12	8
Interest expense	(97)	(61)	(44)	(31)	(24)	#	(202)	(61)	#
Net interest income	103	66	46	35	28	#	215	73	#
Total revenues net of interest expense	1,665	1,634	1,418	1,467	1,322	26	4,717	3,662	29
Total provisions for credit losses	3	2	1	—	—	—	6	(37)	#
Total revenues net of interest expense after provisions for credit losses	1,662	1,632	1,417	1,467	1,322	26	4,711	3,699	27
Total expenses	870	830	748	992	809	8	2,448	2,300	6
Pretax segment income	$792	$802	$669	$475	$513	54	$2,263	$1,399	62

(Billions)
Total network volumes (E)	$394.4	$394.8	$350.3	$368.1	$330.7	19	$1,139.5	$916.1	24

Segment assets	$15.4	$16.0	$16.3	$15.4	$14.3	8	$15.4	$14.3	8

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	Q3'22	Q2'22	Q1'22	Q4'21	Q3'21
ROE
Annualized Net income	$7,516	$7,856	$8,396	$8,060	$7,304
Average shareholders' equity	$23,587	$22,809	$22,280	$23,910	$24,982
Return on average equity (C)	31.9%	34.4%	37.7%	33.7%	29.2%

Reconciliation of ROCE
Annualized Net income	$7,516	$7,856	$8,396	$8,060	$7,304
Preferred share dividends and equity related adjustments (N)	58	58	57	87	118
Earnings allocated to participating share awards and other	57	60	64	56	54
Net income attributable to common shareholders (N)	$7,401	$7,738	$8,275	$7,917	$7,132

Average shareholders' equity	$23,587	$22,809	$22,280	$23,910	$24,982
Average preferred shares (N)	1,584	1,584	1,584	1,820	1,955
Average common shareholders' equity	$22,003	$21,225	$20,696	$22,090	$23,027
Return on average common equity (C)	33.6%	36.5%	40.0%	35.8%	31.0%

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q3'22	Q2'22	Q1'22	Q4'21	Q3'21	YTD'22	YTD'21	Q2'21	Q1'21	Q4'20	Q3'20	Q2'20	Q1'20
Consolidated
Net interest income	$2,578	$2,360	$2,199	$2,108	$1,994	$7,137	$5,642	$1,818	$1,830	$1,897	$1,874	$1,884	$2,330
Exclude:
Interest expense not attributable to our Card Member loan portfolio (O)	374	211	158	135	172	743	603	195	236	254	296	350	395
Interest income not attributable to our Card Member loan portfolio (P)	(300)	(167)	(105)	(98)	(92)	(572)	(281)	(93)	(96)	(111)	(137)	(156)	(264)
Adjusted net interest income (L)	$2,652	$2,404	$2,252	$2,145	$2,074	$7,308	$5,964	$1,920	$1,970	$2,040	$2,033	$2,078	$2,461
Average Card Member loans (billions)	$97.7	$92.4	$86.8	$82.9	$76.4	$92.3	$73.4	$72.8	$70.7	$71.2	$69.9	$72.1	$83.4
Net interest income divided by average Card Member loans (L)	10.5%	10.2%	10.1%	10.2%	10.4%	10.3%	10.2%	10.0%	10.4%	10.7%	10.7%	10.5%	11.2%
Net interest yield on average Card Member loans (L)	10.8%	10.4%	10.5%	10.3%	10.8%	10.6%	10.9%	10.6%	11.3%	11.4%	11.6%	11.6%	11.9%

U.S. Consumer Services
Net interest income	$1,977	$1,756	$1,633	$1,596	$1,524	$5,366	$4,337	$1,392	$1,421	$1,490	$1,470	$1,462	$1,800
Exclude:
Interest expense not attributable to our Card Member loan portfolio (O)	34	27	34	23	31	95	135	44	60	64	81	97	46
Interest income not attributable to our Card Member loan portfolio (P)	(61)	(52)	(42)	(36)	(27)	(155)	(74)	(22)	(25)	(33)	(42)	(54)	(60)
Adjusted net interest income (L)	$1,950	$1,731	$1,625	$1,583	$1,528	$5,306	$4,398	$1,414	$1,456	$1,521	$1,509	$1,505	$1,786
Average Card Member loans (billions)	$65.3	$61.6	$58.1	$56.1	$52.3	$61.7	$50.5	$49.9	$49.0	$50.3	$50.0	$51.7	$59.3
Net interest income divided by average Card Member loans (L)	12.0%	11.4%	11.2%	11.4%	11.7%	11.6%	11.5%	11.2%	11.6%	11.8%	11.8%	11.3%	12.1%
Net interest yield on average Card Member loans (L)	11.9%	11.3%	11.3%	11.2%	11.6%	11.5%	11.7%	11.4%	12.1%	12.0%	12.0%	11.7%	12.1%

Commercial Services
Net interest income	$351	$347	$328	$311	$284	$1,026	$767	$249	$233	$227	$228	$254	$316
Exclude:
Interest expense not attributable to our Card Member loan portfolio (O)	124	85	63	56	61	272	195	63	70	75	85	101	116
Interest income not attributable to our Card Member loan portfolio (P)	(24)	(18)	(15)	(15)	(16)	(57)	(61)	(23)	(21)	(24)	(33)	(45)	(64)
Adjusted net interest income (L)	$451	$414	$376	$352	$329	$1,241	$901	$289	$282	$278	$280	$310	$368
Average Card Member loans (billions)	$20.1	$18.8	$17.2	$15.9	$14.7	$18.7	$13.8	$13.9	$13.0	$12.1	$11.7	$12.4	$13.7
Net interest income divided by average Card Member loans (L)	6.9%	7.4%	7.8%	7.8%	7.7%	7.4%	7.4%	7.2%	7.3%	7.4%	7.8%	8.2%	9.3%
Net interest yield on average Card Member loans (L)	8.9%	8.8%	8.9%	8.8%	8.9%	8.9%	8.7%	8.4%	8.8%	9.1%	9.5%	10.0%	10.8%

International Card Services
Net interest income	$186	$203	$201	$156	$164	$590	$518	$168	$185	$182	$186	$231	$266
Exclude:
Interest expense not attributable to our Card Member loan portfolio (O)	72	61	54	57	55	187	154	51	49	61	62	36	45
Interest income not attributable to our Card Member loan portfolio (P)	(7)	(5)	(4)	(3)	(3)	(16)	(8)	(2)	(2)	(2)	(3)	(7)	(4)
Adjusted net interest income (L)	$251	$259	$251	$210	$216	$761	$664	$217	$232	$241	$245	$260	$307
Average Card Member loans (billions)	$12.4	$12.1	$11.5	$10.9	$9.4	$12.0	$9.1	$9.0	$8.8	$8.8	$8.3	$8.1	$10.4
Net interest income divided by average Card Member loans (L)	6.0%	6.7%	7.1%	5.7%	6.9%	6.6%	7.6%	7.5%	8.5%	8.2%	8.9%	11.5%	10.3%
Net interest yield on average Card Member loans (L)	8.0%	8.6%	8.9%	7.7%	9.1%	8.5%	9.8%	9.7%	10.7%	10.9%	11.8%	13.0%	11.8%
See Appendix IV for footnote references

Appendix III	(Preliminary)
This presents financial and other information reflecting the realignment of our segments. Such information is being furnished in order to assist investors in understanding how our business segment results would historically have been presented had such results been reported to reflect the manner in which our business segments are managed effective for the third quarter of 2022. Such information does not represent a restatement of previously-issued consolidated financial statements, but rather represents a reclassification among our segments, and does not affect reported consolidated net income, earnings per share, total assets, stockholders' equity or regulatory capital for any of the previously reported periods.

U.S. Consumer Services
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'22	Q1'22	Q4'21	Q3'21	Q2'21	Q1'21	Q4'20	Q3'20	Q2'20	Q1'20
Non-interest revenues	$4,154	$3,637	$3,698	$3,372	$3,233	$2,686	$2,744	$2,522	$2,135	$2,724
Interest income	1,893	1,736	1,681	1,613	1,493	1,541	1,625	1,643	1,685	2,056
Interest expense	136	103	85	89	101	120	135	173	223	256
Net interest income	1,757	1,633	1,596	1,524	1,392	1,421	1,490	1,470	1,462	1,800
Total revenues net of interest expense	5,911	5,270	5,294	4,896	4,625	4,107	4,234	3,992	3,597	4,524
Total provisions for credit losses	192	(116)	(9)	(119)	(300)	(491)	67	299	731	1,520
Total revenues net of interest expense after provisions for credit losses	5,719	5,386	5,303	5,015	4,925	4,598	4,167	3,693	2,866	3,004
Total expenses	4,446	3,854	4,022	3,764	3,364	2,733	2,907	2,726	2,099	2,895
Pretax segment income	$1,273	$1,532	$1,281	$1,251	$1,561	$1,865	$1,260	$967	$767	$109

(Billions, except percentages and where indicated)
Billed business (E)	$141.1	$122.7	$129.5	$114.9	$110.8	$89.0	$94.8	$83.9	$68.1	$90.9
Proprietary cards-in-force (millions) (F)	40.3	39.8	39.0	38.7	38.1	37.8	37.7	37.5	37.5	38.0
Proprietary basic cards-in-force (millions) (F)	28.3	27.9	27.3	27.2	26.9	26.7	26.6	26.5	26.6	27.0
Average proprietary basic Card Member spending (dollars)	$5,028	$4,444	$4,755	$4,255	$4,138	$3,336	$3,567	$3,162	$2,548	$3,366

Segment assets	$82.4	$76.7	$76.5	$68.4	$67.2	$61.5	$65.0	$61.7	$61.8	$67.9

Card Member loans
Total loans	$63.7	$59.1	$59.8	$52.6	$51.8	$48.3	$51.4	$49.8	$50.3	$55.6
Average loans	$61.6	$58.1	$56.1	$52.3	$49.9	$49.0	$50.3	$50.0	$51.7	$59.3
Net write-off rate (principal, interest and fees) (K)	1.1%	1.0%	0.8%	0.8%	1.2%	1.6%	2.3%	2.9%	3.3%	3.1%
Net write-off rate (principal only) (K)	0.8%	0.8%	0.6%	0.5%	0.9%	1.3%	1.9%	2.4%	2.8%	2.6%
30+ days past due as a % of total	0.7%	0.8%	0.7%	0.7%	0.6%	0.9%	1.0%	1.1%	1.5%	1.7%

Net interest income divided by average Card Member loans (L)	11.4%	11.2%	11.4%	11.7%	11.2%	11.6%	11.8%	11.8%	11.3%	12.1%
Net interest yield on average Card Member loans (L)	11.3%	11.3%	11.2%	11.6%	11.4%	12.1%	12.0%	12.0%	11.7%	12.1%

Card Member receivables
Total receivables	$13.8	$13.4	$14.7	$12.6	$12.9	$11.2	$11.9	$10.3	$9.5	$10.5
Net write-off rate (principal and fees) (K)	0.5%	0.3%	0.2%	0.1%	—%	0.1%	0.5%	1.1%	2.3%	1.9%
Net write-off rate (principal only) (K)	0.5%	0.2%	0.2%	—%	—%	—%	0.4%	1.0%	2.1%	1.7%
30+ days past due as a % of total	0.6%	0.6%	0.4%	0.4%	0.3%	0.4%	0.4%	0.6%	1.2%	1.5%

See Appendix IV for footnote references

Commercial Services
Selected Income Statement and Statistical Information
(Millions, except percentages)
	Q2'22	Q1'22	Q4'21	Q3'21	Q2'21	Q1'21	Q4'20	Q3'20	Q2'20	Q1'20
Non-interest revenues	$3,122	$2,719	$2,780	$2,558	$2,414	$2,081	$2,147	$1,986	$1,710	$2,367
Interest income	468	415	388	365	331	324	323	337	388	484
Interest expense	121	87	77	81	81	91	97	109	134	168
Net interest income	347	328	311	284	250	233	226	228	254	316
Total revenues net of interest expense	3,469	3,047	3,091	2,842	2,664	2,314	2,373	2,214	1,964	2,683
Total provisions for credit losses	97	1	9	(67)	(187)	(175)	(155)	244	537	665
Total revenues net of interest expense after provisions for credit losses	3,372	3,046	3,082	2,909	2,851	2,489	2,528	1,970	1,427	2,018
Total expenses	2,594	2,265	2,365	2,210	2,031	1,789	1,888	1,698	1,403	1,941
Pretax segment income (loss)	$778	$781	$717	$699	$820	$700	$640	$272	$24	$77

(Billions, except percentages and where indicated)
Billed business (E)	$127.9	$113.5	$117.9	$106.1	$100.7	$86.9	$91.0	$82.8	$69.9	$96.4
Proprietary cards-in-force (millions) (F)	14.2	13.8	13.4	13.1	12.8	12.6	12.5	12.5	12.5	12.7
Average proprietary basic Card Member spending (dollars)	$9,146	$8,371	$8,911	$8,212	$7,951	$6,929	$7,282	$6,634	$5,545	$7,587

Segment assets	$49.4	$46.6	$44.5	$40.5	$38.9	$35.8	$34.9	$33.6	$32.5	$39.9

Card Member loans
Total loans	$19.4	$18.1	$17.0	$14.9	$14.5	$13.3	$12.8	$11.6	$11.7	$13.4
Average loans	$18.8	$17.2	$15.9	$14.7	$13.9	$13.0	$12.1	$11.7	$12.4	$13.7
Net write-off rate (principal, interest and fees) (K)	0.8%	0.7%	0.6%	0.5%	0.7%	1.2%	2.2%	2.5%	2.6%	2.3%
Net write-off rate (principal only) (K)	0.6%	0.6%	0.5%	0.4%	0.6%	1.0%	2.0%	2.2%	2.3%	2.0%
30+ days past due as a % of total	0.6%	0.6%	0.5%	0.5%	0.4%	0.6%	0.7%	1.1%	1.6%	1.4%

Net interest income divided by average Card Member loans (L)	7.4%	7.8%	7.8%	7.7%	7.2%	7.3%	7.4%	7.8%	8.2%	9.3%
Net interest yield on average Card Member loans (L)	8.8%	8.9%	8.8%	8.9%	8.4%	8.8%	9.1%	9.5%	10.0%	10.8%

Card Member receivables
Total receivables	$27.1	$25.7	$24.6	$23.0	$21.6	$19.5	$19.2	$19.5	$17.9	$23.0
Net write-off rate (principal and fees) (K)	0.6%	0.5%	0.2%	0.1%	0.2%	0.3%	1.0%	2.2%	2.3%	1.6%
Net write-off rate (principal only) - small business (K) (M)	0.7%	0.6%	0.2%	0.1%	0.1%	0.3%	1.4%	2.4%	2.5%	2.3%
30+ days past due as a % of total - small business	0.9%	0.9%	0.8%	0.6%	0.5%	0.6%	0.7%	1.0%	2.3%	2.2%
90+ days past billing as a % of total - corporate (M)	0.4%	0.3%	0.3%	0.3%	0.2%	0.3%	0.4%	0.5%	1.9%	0.9%

See Appendix IV for footnote references

International Card Services
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'22	Q1'22	Q4'21	Q3'21	Q2'21	Q1'21	Q4'20	Q3'20	Q2'20	Q1'20
Non-interest revenues	$2,140	$1,859	$1,947	$1,732	$1,612	$1,470	$1,586	$1,435	$1,175	$1,681
Interest income	347	324	289	278	270	279	287	286	301	370
Interest expense	144	123	133	114	101	94	105	100	70	104
Net interest income	203	201	156	164	169	185	182	186	231	266
Total revenues net of interest expense	2,343	2,060	2,103	1,896	1,781	1,655	1,768	1,621	1,406	1,947
Total provisions for credit losses	116	82	53	(6)	(90)	—	(35)	119	263	387
Total revenues net of interest expense after provisions for credit losses	2,227	1,978	2,050	1,902	1,871	1,655	1,803	1,502	1,143	1,560
Total expenses	2,044	1,734	2,010	1,633	1,519	1,387	1,555	1,338	1,116	1,478
Pretax segment income	$183	$244	$40	$269	$352	$268	$248	$164	$27	$82

(Billions, except percentages and where indicated)
Billed business (E)	$71.0	$63.3	$67.6	$58.2	$55.0	$47.4	$52.8	$45.8	$35.5	$53.4
Proprietary cards-in-force (millions) (F)	19.6	19.3	19	18.8	18.7	18.6	18.7	18.9	19.3	19.7
Proprietary basic cards-in-force (millions) (F)	14.4	14.2	13.9	13.8	13.6	13.6	13.6	13.7	14.0	14.3
Average proprietary basic Card Member spending (dollars)	$4,967	$4,505	$4,880	$4,258	$4,046	$3,496	$3,869	$3,308	$2,516	$3,747

Segment assets	$33.7	$31.7	$32.6	$29.7	$28.6	$25.7	$28.2	$25.2	$23.6	$25.6

Card Member loans - consumer and small business
Total loans	$12.3	$11.5	$11.6	$9.5	$9.3	$8.4	$9.2	$8.2	$8.0	$8.6
Average loans	$12.0	$11.4	$10.8	$9.4	$8.9	$8.7	$8.7	$8.2	$8.0	$10.4
Net write-off rate (principal, interest and fees) (K)	1.3%	1.2%	1.1%	1.7%	2.8%	3.1%	3.0%	4.0%	4.4%	3.5%
Net write-off rate (principal only) (K)	1.1%	1.0%	0.8%	1.3%	2.1%	2.5%	2.4%	3.2%	3.6%	2.8%
30+ days past due as a % of total	0.9%	0.9%	0.8%	1.0%	1.1%	1.5%	1.7%	1.8%	2.2%	2.0%

Net interest income divided by average Card Member loans (L)	6.7%	7.1%	5.7%	6.9%	7.5%	8.5%	8.2%	8.9%	11.5%	10.3%
Net interest yield on average Card Member loans (L)	8.6%	8.9%	7.7%	9.1%	9.7%	10.7%	10.9%	11.8%	13.0%	11.8%

Card Member receivables
Total receivables	$15.1	$14.0	$14.3	$13.2	$13.1	$11.3	$12.6	$11.0	$10.2	$11.2
Net write-off rate (principal and fees) (K)	1.1%	0.9%	0.5%	0.7%	(0.3)%	1.2%	1.5%	3.3%	5.5%	2.5%
Net write-off rate (principal only) - consumer and small business (K) (M)	1.2%	0.9%	0.6%	0.7%	0.9%	1.2%	1.1%	2.5%	3.2%	2.4%
30+ days past due as a % of total - consumer and small business	1.0%	0.9%	0.7%	0.6%	0.6%	0.8%	0.8%	1.0%	1.4%	1.9%
90+ days past billing as a % of total - corporate (M)	0.5%	0.4%	0.3%	0.3%	0.4%	0.9%	1.1%	1.2%	4.8%	1.4%
See Appendix IV for footnote references

Global Merchant and Network Services
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'22	Q1'22	Q4'21	Q3'21	Q2'21	Q1'21	Q4'20	Q3'20	Q2'20	Q1'20
Non-interest revenues	$1,568	$1,372	$1,432	$1,294	$1,220	$1,075	$1,101	$1,013	$844	$1,251
Interest income	5	2	4	4	4	4	4	4	4	6
Interest expense	(61)	(44)	(31)	(24)	(20)	(17)	(21)	(19)	(7)	(35)
Net interest income	66	46	35	28	24	21	25	23	11	41
Total revenues net of interest expense	1,634	1,418	1,467	1,322	1,244	1,096	1,126	1,036	855	1,292
Total provisions for credit losses	2	1	—	—	(27)	(10)	11	4	23	49
Total revenues net of interest expense after provisions for credit losses	1,632	1,417	1,467	1,322	1,271	1,106	1,115	1,032	832	1,243
Total expenses	830	748	992	809	757	734	862	711	642	713
Pretax segment income	$802	$669	$475	$513	$514	$372	$253	$321	$190	$530

(Billions)
Total network volumes (E)	$394.8	$350.3	$368.1	$330.7	$316.1	$269.3	$285.9	$255.5	$211.0	$285.4

Segment assets	$16.0	$16.3	$15.4	$14.3	$14.3	$13.7	$14.1	$12.1	$11.4	$10.0

See Appendix IV for footnote references

Appendix IV	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Represents net income, less (i) earnings allocated to participating share awards of $14 million, $15 million, $16 million, $11 million and $14 million in Q3'22, Q2'22, Q1'22, Q4'21 and Q3'21, respectively; (ii) dividends on preferred shares of $14 million, $15 million, $14 million, $22 million and $20 million in Q3'22, Q2'22, Q1'22, Q4'21 and Q3'21, respectively; and (iii) equity-related adjustments of $7 million and $9 million in Q4'21 and Q3'21, respectively, related to the redemption of preferred shares. (refer to Footnote "N").
(B)	Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses (including merchant financing loans), Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(C)	Effective Q1'22, we have changed the way we calculate Return on Average Equity (ROE) and Return on Average Common Equity (ROCE). ROE is calculated by dividing annualized net income for the period by average shareholders' equity for the period. ROCE is calculated by dividing annualized net income attributable to common shareholders for the period by average common shareholders' equity for the period.
(D)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(E)	Network volumes represent our total volumes. Billed business represents transaction volumes from payment products issued by American Express. Processed volumes represent transaction volumes from cards issued by network partners and those associated with alternative payment solutions.
(F)	Cards-in-force represent the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(G)	Average discount rate calculation is generally designed to reflect the average pricing at all merchants accepting American Express cards and represents the percentage of network volumes retained by us from spend at merchants we acquire, or from merchants acquired by third parties on our behalf, net of amounts retained by such third parties. The average discount rate, together with billed business, drive our discount revenue.
(H)	Average fee per card is computed on an annualized basis based on proprietary net card fees divided by average proprietary total cards-in-force.
(I)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (e.g., assumes the foreign exchange rates used to determine results for Q3'22 apply to the period(s) against which such results are being compared).
(J)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(K)	Our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses and we therefore present a net write-off rate including principal, interest and/or fees. We also present a net write-off rate based on principal losses only to be consistent with industry convention.
(L)	Net interest income divided by average Card Member loans, computed on an annualized basis, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans. Net interest yield on average Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income (also a non-GAAP measure) by average Card Member loans, computed on an annualized basis. Adjusted net interest income represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. We believe that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of our Card Member loan portfolio. See Appendix II for calculations of net interest income divided by average Card Member loans and net interest yield on average Card Member loans.
(M)	A net write-off rate for principal losses only and delinquency data for periods other than 90+ days past billing are not available for corporate receivables due to system constraints. We believe that it is useful to show the write-off rate based on principal losses only for the Card Member receivables portfolios for which data is available (i.e., consumer and small business).
(N)	On August 3, 2021, we issued $1.6 billion of 3.550% Fixed Rate Reset Noncumulative Preferred Shares, Series D. With the proceeds from that issuance, we redeemed in full the $850 million of 4.900% Fixed Rate/Floating Rate Noncumulative Preferred Shares, Series C on September 15, 2021 and the $750 million of 5.200% Fixed Rate/Floating Rate Noncumulative Preferred Shares, Series B on November 15, 2021. The difference between the redemption value and carrying value of the redeemed Series B and C Preferred Shares resulted in reductions of $7 million and $9 million to net income available to common shareholders, in Q4'21 and Q3'21, respectively.
(O)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(P)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.